Exhibit 10.3.6

SIXTH AMENDMENT TO LOAN AGREEMENT

This Sixth Amendment to Loan Agreement, dated as of January 30, 2006 ("Amendment"), amends the Loan Agreement dated June 16, 2000, as amended by a First Amendment dated as of May 28, 2002, a Second Amendment dated as of April 15, 2003, a Third Amendment dated as of October 13, 2003, a Fourth Amendment dated as of March 17, 2004 and a Fifth Amendment dated as of July 30, 2004 (collectively, "Agreement"), both between JP Morgan Chase Bank, NA, successor to American National Bank and Trust Company of Chicago ("Bank"), Boss Holdings, Inc. and Boss Manufacturing Company (collectively, "Borrowers").

The parties agree that the Agreement shall be amended as follows:

     1. The definition of "Adjusted LIBOR Rate" set forth in Section 1.1 of the Agreement shall be deleted in its entirety, and the following definition shall be substituted in its place:

          "Adjusted LIBOR Rate" shall mean the LIBOR Rate plus or minus the Applicable Margin.

     2. The following definition shall be added to Section 1.1 of the Agreement, immediately after the definition of "Affiliate":

          "Applicable Margin" means, with respect to the Adjusted LIBOR Rate or the Base Rate, as the case may be, the rate per annum set forth in the following grid:


                 Basis for Pricing              LEVEL I         LEVEL II          LEVEL III         LEVEL IV
             --------------------------------------------------------------------------------------------------
                                                                > 1.0:1.0           >2.0:1.0
             Funded Debt/EBITDA Ratio          < 1.0:1.0      But < 2.0:1.0     But < 3.0:1.0        > 3.0:1.0
                                               -                  -                 -
             --------------------------------------------------------------------------------------------------
             Adjusted LIBOR Rate                  1.00%            1.25%             1.50%            1.75%
             --------------------------------------------------------------------------------------------------
             Base Rate                           (1.50%)          (1.25%)           (1.00%)           (.75%)
             --------------------------------------------------------------------------------------------------

          The Applicable Margin shall, in each case, be determined and adjusted quarterly on the first day of the month after the date of delivery of the quarterly and annual financial statements required by this Agreement, provided however, that if such financial statements are not delivered within two Business Days after the required date (each, an "Interest Determination Date"), the Applicable Margin shall increase to the maximum percentage amount set forth in the table above from the date such financial statements were required to be delivered to the Bank until received by the Bank. The Applicable Margin shall be effective from an Interest Determination Date until the next Interest Determination Date. Such determinations by the Bank shall be conclusive absent manifest error. Notwithstanding the foregoing, from the date hereof to June 30, 2006, the Appplicable Margin for Adjusted LIBOR Rate advances shall be 1.50 % and the Applicable Margin for Base Rate advances shall be (1.00%).

     3. The definition of "Base Rate" set forth in Section 1.1 of the Agreement shall be deleted in its entirety, and the following definition shall be substituted in its place:

          "Base Rate" means at any time and from time to time the rate of interest per annum which Bank most recently announces as its corporate base rate in Chicago, Illinois, which rate shall not necessarily be the lowest rate of interest which Bank charges its customers, plus or minus the Applicable Margin. The Base Rate shall change automatically and immediately as and when such corporate base rate shall change, without notice to the Borrower, and any notice to which )t may be entitled is hereby waived, and any such change in such corporate base rate shall not affect any of the terms and conditions of this Agreement, all of which remain in full force and effect.

     4.   The  definition  of  "Borrowing  Base" set forth in Section 1.1 of the
          Agreement   shall  be  deleted  in  its  entirety  and  the  following definition shall be substituted in its place:

          "Borrowing Base" means, as of any time the same is to be determined, 80% of Eligible Receivables and 40% of Eligible Inventory provided, however, that (i) advances relying upon Eligible Inventory shall not exceed a maximum of $4,000,000 and (ii) advances relying upon Eligible Inventory included in the Borrowing Base from Galaxy Balloons, Incorporated and Boss Balloon Company shall not, in the aggregate, exceed $500,000; and further provided that the amount shall be reduced by a sum equal to the outstanding principal balance of the loan from Bank to Boss Holdings, Inc. and Boss Manufacturing Company evidenced by a Term Promissory Note dated as of July 30, 2004 in the face principal amount of $1,750,000 less $300,000.

     5. Subsection (g) of the definition of "Eligible Receivables" set forth in Section 1.1 of the Agreement shall be deleted in its entirety, and the following language shall be substituted in its place:

               (g) is not owed by an account debtor who is obligated on accounts owed to the Borrower or such Subsidiary if 25% of all amounts owing is unpaid more than 90 days after the date of the invoice (without regard to any stated grace period) and, if less than 25% is overdue, such portion which is overdue shall not be an Eligible Receivable.

     6. The following definition shall be added to Section 1.1 of the Agreement, immediately after the definition of "Facilities":

          "Funded Debt/EBITDA Ratio" means, as of any fiscal quarter end, the ratio of (a) total liabilities, excluding (i) accounts arising from the purchase of goods and services in the ordinary course of business,
          (ii) deferred compensation, accrued expenses or losses, and (iii) deferred revenues or gains, to (b) net income plus amortization expense, depreciation expense, interest expense and income tax expense, for the twelve month period ending with such fiscal quarter end.

     7.   The  definition of "Revolving  Credit  Commitment"  set forth below in
          Section 1.1 of the Agreement shall be deleted in its entirety and the following definition shall be substituted in its place:

          "Revolving Credit Commitment" means the revolving credit facility in an amount not to exceed $7,000,000.

     8.   The  definition of "Revolving  Credit  Termination  Date" set forth in
          Section 1.1 of the Agreement shall be deleted in its entirety and the following definition shall be substituted in its place:

          "Revolving Credit Termination Date" means January 2, 2009, as such date may be amended upon the written consent of all of the parties hereto.

     9. Section 2.2 of the Agreement shall be deleted in its entirety, and the following section shall be substituted in its place:

               2.2 Borrowing Procedures for Revolving Loans. The Borrower shall give the Bank written or verbal notice (effective upon receipt) of the Borrower's intent to draw down an advance under the Note no later than 2:00 p.m. New York time, on the date of disbursement, if the full amount of the drawn advance is to be disbursed as a Base Rate advance and no later than 2:00 p.m. New York time if any part of such advance is to be disbursed as an Adjusted LIBOR Rate advance. The Borrower's notice must specify: (a) the disbursement date, (b) the amount of each advance, (c) the type of each advance (Base Rate advance or Adjusted LIBOR Rate advance), and (d) for each Adjusted LIBOR Rate advance, the duration of the applicable interest period; provided however, that the Borrower may not elect an interest period ending after the Revolving Credit Expiration Date. Each Adjusted LIBOR Rate advance shall be in a minimum amount of $100,000 (and in $50,000 increments thereof). All notices under this paragraph are irrevocable. By the Bank's close of business on the disbursement date and upon fulfillment of the conditions set forth herein and in any other of the Other Agreements, the Bank shall disburse the requested advances in immediately available funds by crediting the amount of such advance to the Borrower's account with the Bank.

     10. Section 5.1(a) and 5.3(g) of the Agreement shall be deleted in its entirety

     11. Section 7.2(d)(ii) of the Agreement shall be deleted in its entirety, and the following section shall be substituted in its place:

               (ii) as soon as available and in any event within forty-five (45)
                    days after the end of each month beginning with the month ending May 31, 2000, consolidated and consolidating financial statements of the Parent, including a balance sheet and a income statement as of the end of such month and for the portion of the fiscal year ended at the end of such month, all in reasonable detail and certified (subject to normal year-end adjustments) as to fairness of presentation, in accordance with GAAP, by an Authorized Officer, and a Borrowing Base Certificate;

     12. Section 7.2(d)(iii) of the Agreement shall be deleted in its entirety, and the following section shall be substituted in its place:

              (iii) for the fiscal year ending  December 30, 2000,  and for all fiscal years thereafter, as soon as available and in any event within ninety (90) days after the close of each fiscal year of the Borrower, consolidated and consolidating financial statements of Parent, including balance sheet, income statement, statements of operation, statements of cash flows and statements of changes in equity as of the end of such fiscal year, which present fairly and accurately in all material respects the financial condition of the Parent as at such date and the results of operations of the Parent and its subsidiaries for such fiscal year and setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding fiscal year, all in reasonable detail, prepared in conformity with GAAP consistently applied, and audited by independent certified public accountant reasonably acceptable to Bank;

     13. Section 7.2 (d) (viii) of the Agreement shall be deleted in its entirety, and the following section shall be substituted in its place:

            (viii) covenant compliance statements in the form of Exhibit 7.2(d)(viii) demonstrating compliance as of each fiscal quarter, such certificates to be delivered within 45 days after the end of each fiscal quarter respectively (provided, however, that for the fourth quarter, such certificates shall be delivered within 60 days after the end of such quarter) and to be certified by Borrower's Chief Financial Officer; and

     14.  The  following  new  Subsection   7.2(d)(x)  shall  be  added  to  the
          Agreement, immediately after 7.2(d)(ix):

               (x) Within forty-five (45) days after the end of each fiscal quarter of Borrower, a listing of all accounts receivable of Borrower as of the end of such fiscal quarter, aged from the date of invoice, certified as correct by an Authorized Officer.

     15. Section 7.3(g) of the Agreement shall be deleted in its entirety, and the following section shall be substituted in its place:

               (g) Borrowed Debt. Create, incur, assume or suffer to exist any Borrowed Debt by itself or any of its Subsidiaries other than (i) Debt to Bank; (ii) Debt secured by liens permitted by Section 7.3(a)(vi) hereof; and (iii) Debt disclosed on
                    Schedule 7.3(g) hereto.

     16.  Exhibit 2.2 of the Agreement is hereby deleted.

     17. Except as specifically amended herein the Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in any note, document, letter, certificate, the Agreement itself, or any communication issued or made pursuant to or with respect to the Agreement, any reference to the Agreement being sufficient to refer to the Agreement as amended hereby. All terms used herein which are defined in the Agreement shall have the same meaning herein as in the Agreement. In the event of any conflict between the terms of the Agreement and the terms of this Amendment, this Amendment shall control.

                            [SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the day and year first above written.

JP MORGAN CHASE BANK, NA                    BOSS HOLDINGS, INC.


By: /s/ James M. Corkery                    By:  /s/ J. Bruce Lancaster
   -----------------------------                 -----------------------------

   Its:  Regional President                      Its:  Executive Vice President
       -------------------------                 -----------------------------


                                            BOSS MANUFACTURING COMPANY


                                            By: /s/ J. Bruce Lancaster
                                                ------------------------------

                                                Its:  Executive Vice President
                                                ------------------------------

The undersigned Guarantors of the obligations of Borrowers under the Agreement consent to this Amendment, acknowledge and agree that the Guaranty Agreement between them and Bank dated as of June 16, 2000 shall remain in full force and effect and apply to the obligations of Borrowers as amended by this Amendment. Guarantors further agree that the term "Guaranteed Obligations" as used in the above-described Guaranty Agreement shall mean, among other things, obligations of Borrowers under the Agreement as amended by this Amendment.

BOSS MANUFACTURING HOLDINGS, INC.           BOSS BALLOON COMPANY


By: /s/ J. Bruce Lancaster                  By: /s/ J. Bruce Lancaster
    --------------------------------            -------------------------------

   Its:  President                              Its:  President
        ----------------------------            -------------------------------


Date:    Februay 6, 2006                        Date:  February 6, 2006
       -----------------------------                  -------------------------

The undersigned Guarantor of the obligations of Borrowers under the Agreement consents to this Amendment, acknowledges and agrees that the Guaranty between it and Bank dated as of March 17, 2004 shall remain in full force and effect and apply to the obligations of Borrowers as amended by this Amendment. The undersigned Guarantor further agrees that the term "Obligations" as used in the above-described Guaranty shall mean, among other things, obligations of Borrowers under the Agreement as amended by this Amendment.

                                            BOSS PET PRODUCTS, INC.


                                            By: /s/ J. Bruce Lancaster
                                                --------------------------------

                                                Its:  President
                                                --------------------------------


                                            Date:    February 6, 2006
                                                  ------------------------------


The undersigned Guarantor of the obligations of Borrowers under the Agreement consents to this Amendment, acknowledges and agrees that the Guaranty between it and Bank dated as of July 30, 2004 shall remain in full force and effect and apply to the obligations of Borrowers as amended by this Amendment. The undersigned Guarantor further agrees that the term "Obligations" as used in the above-described Guaranty shall mean, among other things, obligations of Borrowers under the Agreement as amended by this Amendment.

                                            GALAXY BALLOONS, INCORPORATED


                                            By: /s/ J. Bruce Lancaster
                                                --------------------------------

                                                Its:  Executive Vice President
                                                --------------------------------

                                            Date:    February 6, 2006
                                                  ------------------------------